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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2001

Schuler Homes, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-32461 (Commission file number)	99-0351900 (IRS employer identification no.)
400 Continental Boulevard, Suite 100 El Segundo, California (Address of principal executive offices)	90245 (Zip code)

Registrant's telephone number, including area code (310) 648-7200

828 Fort Street Mall, Fourth Floor
Honolulu, Hawaii 96813
(Former name or former address, if changed since last report)

Item 5. Other Events.

    This report is being filed by the Registrant to announce its earnings for the fiscal quarter ended June 30, 2001. The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information Exhibits.

  (c)
  Exhibits:

  99.1
  Press Release of the Registrant issued on July 26, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2001

SCHULER HOMES, INC.
By:	/s/ THOMAS CONNELLY
	Name:	Thomas Connelly
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Page No.	Description of Exhibit	Method of Filing
99.1	Press Release of the Registrant issued on July 26, 2001.	Filed electronically herewith

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information Exhibits.
SIGNATURES
EXHIBIT INDEX